UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2023 (February 2, 2023)

 Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597		47-1016855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1 Vista Way	Anoka	MN	55303
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:  (763) 433-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note
This Current Report on Form 8-K/A (this “Amendment No. 2”) amends the Current Report on Form 8-K of Vista Outdoor Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on February 2, 2023, as amended by the Current Report on Form 8-K/A filed with the SEC on February 17, 2023 (as amended, the “Report”), which reported the resignation of Christopher T. Metz as Chief Executive Officer and as a director of the Company, effective as of February 1, 2023, the appointment of Gary L. McArthur as interim Chief Executive Officer of the Company, effective as of February 1, 2023, and the compensation to be paid to Mr. McArthur in connection with his appointment as interim Chief Executive Officer. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Amendment No. 2 is being filed solely to provide additional information called for by Item 5.02(c)(3) of Form 8-K that had not been determined at the time of filing of the Report.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
On May 1, 2023, the Management Development and Compensation Committee of the Company finalized the compensation arrangement to be provided to Mr. McArthur in consideration for his service as interim Chief Executive Officer. As previously reported, Mr. McArthur will receive a base salary of $90,000 per month, effective February 1, 2023.
In addition, he will be eligible to participate in the Company’s Annual Incentive Plan (“AIP”), with a target incentive for Fiscal Year 2024 equal to 100% of his cumulative monthly salary ($1,080,000 annualized at target). For Fiscal Year 2024, his maximum AIP opportunity will be 200% of his AIP target.
His long-term incentive award under the Company’s 2020 Stock Incentive Plan (the “2020 Plan”) will have a total value equal to $2,000,000, consisting of the following:
•as previously reported, a grant of restricted stock units (“RSUs”) under the 2020 Plan having a grant date fair value equal to $600,000, which RSUs were issued to Mr. McArthur on February 16, 2023 and will vest in full on the first anniversary of the grant date provided Mr. McArthur is employed by the Company through the vesting date; and
•a grant of RSUs under the 2020 Plan having a grant date fair value equal to $1,400,000, which RSUs were issued to Mr. McArthur on May 1, 2023, and will vest in full on the first anniversary of the grant date provided Mr. McArthur is employed by the Company through the vesting date.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Compensation Letter with Gary McArthur, dated May 1, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

		By:	/s/Jeffrey Ehrich
		Name:	Jeffrey Ehrich
		Title:	General Counsel & Corporate Secretary (Interim)

Date:	May 5, 2023

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